As filed with the U.S. Securities and Exchange Commission on May 12, 2008

Securities Act File No.

Investment Company Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

(Check appropriate box or boxes)

Form N-2

☒          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐            Pre-Effective Amendment No.

☐            Post-Effective Amendment No.

and/or

☒          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐            Amendment No.

MORGAN STANLEY FRONTIER EMERGING MARKETS FUND, INC.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue

New York, New York 10036

(Address of Principal Executive Offices)

(800) 231-2608

(Registrant’s Telephone Number, including Area Code)

Amy R. Doberman, Esq.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

522 Fifth Avenue

New York, New York 10036

(Name and Address of Agent for Service)

Copies to:

Stuart M. Strauss, Esq.	Joseph A. Hall, Esq.
Clifford Chance US LLP	Davis Polk & Wardwell
31 West 52nd Street	450 Lexington Avenue
New York, New York 10019	New York, New York 10017
(212) 878-8000	(212) 450-4000

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1) (2)
Common Stock, par value $0.01 per share	50,000 shares	$20.00	$1,000,000	$39.30

(1)          Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)          Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Form N-2

CROSS-REFERENCE SHEET

Parts A and B of the Prospectus*

Items in Part A and B of Form N-2	Location in Prospectus
1. Outside Front Cover	Outside Front Cover Page of Prospectus
2. Cover Pages, Other Offering Information	Inside Front and Outside Back Cover Page of Prospectus
3. Fee Table and Synopsis	Summary of Fund Expenses; Prospectus Summary
4. Financial Highlights	Not Applicable.
5. Plan of Distribution	Outside Front Cover Page of Prospectus; Prospectus Summary; Underwriter
6. Selling Stockholders	Not Applicable
7. Use of Proceeds	Prospectus Summary; Use of Proceeds
8. General Description of the Registrant	Outside Front Cover Page of Prospectus; Prospectus Summary; The Fund; The Fund’s Investments; Principal Risks of the Fund; Investment Restrictions; Description of Shares
9. Management	Management of the Fund; Portfolio Transactions and Brokerage; Description of Shares; Custodian; Dividend Paying Agent, Transfer Agent and Registrar
10. Capital Stock, Long-Term Debt, and other Securities	Description of Shares; Dividends and Distributions; Dividend Reinvestment Plan; Tax Matters
11. Defaults and Arrears on Senior Securities	Not Applicable
12. Legal Proceedings	Not Applicable
13. Table of Contents of the Statement of Additional Information	Not Applicable
14. Cover Page	Not Applicable
15. Table of Contents	Not Applicable
16. General Information and History	Prospectus Summary; The Fund
17. Investment Objective and Policies	Prospectus Summary; The Fund’s Investments; Investment Restrictions
18. Management	Prospectus Summary; Management of the Fund
19. Control Persons and Principal Holders of Securities	Management of the Fund
20. Investment Advisory and Other Services	Prospectus Summary; Management of the Fund; Custodian; Dividend Paying Agent, Transfer Agent and Registrar
21. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22. Tax Status	Tax Matters
23. Financial Statements	Statement of Assets and Liabilities

*                 Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

Issued [•], 2008

[•] Shares

Morgan Stanley Frontier Emerging Markets Fund, Inc.

COMMON STOCK

Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Fund”) is offering [•] shares of common stock.  This is the initial public offering of the Fund’s shares of common stock and no public market exists for its common stock.

Investment Objective.  The Fund is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to seek long-term capital appreciation.  There can be no assurance that the Fund’s investment objective will be achieved.

Investment Strategy.  The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies operating in frontier emerging market countries.  A frontier emerging market country (or economy) is an emerging market country, as that term is used by the International Monetary Fund or the World Bank, which is not included in the MSCI Emerging Markets Index. Capital markets in frontier emerging market countries have traditionally been difficult for foreign investors to enter, and/or their economies and capital markets are generally in the early stages of development.  Frontier emerging market countries may be located in, but are not limited to, the regions of Central and Eastern Europe, Ukraine/Commonwealth of Independent States, the Middle East, Africa, Asia, Latin America and the Caribbean.  A country need not be included in a particular index (such as the MSCI Frontier Markets Index) to be considered a frontier emerging market.  For purposes of the Fund’s policies, a company is considered to be operating in a frontier emerging market country if (i) the principal trading market for its securities is in a frontier emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from goods produced, sales made or services performed in a frontier emerging market country or countries or (iii) it is organized under the laws of, or has a principal office in, a frontier emerging market country.  The countries that comprise frontier emerging markets may change from time to time.  The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.  For purposes of maintaining exposure of at least 80% of the Fund’s net assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in American depositary receipts, Global depositary receipts and other types of depositary receipts with respect to companies operating in frontier emerging market countries, as well as other investment companies and Strategic Transactions (as defined on page 3 in “Prospectus Summary—The Fund’s Investments—Strategic Transactions”), which may include swaps, participation notes, contracts for difference, warrants, structured notes and options.

(continued on following page)

No Prior History.  Because the Fund is newly organized, its shares of common stock have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount to their net asset value.  This risk may be greater for investors expecting to sell their shares of common stock in a relatively short period after completion of this public offering.  The Fund anticipates that its shares of common stock will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol “FFD.”

Investment in the Fund’s shares of common stock involves substantial risks arising from the Fund’s investments in equity securities of companies operating in frontier emerging market countries.  An investor in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses.  Before buying any of the Fund’s shares of common stock, you should read the discussion of the material risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 36 of this prospectus.  The risks of investing in the Fund are summarized in “Prospectus Summary—Principal Risks of the Fund” beginning on page 5.

PRICE $20.00 A SHARE

	Price to Public		Sales Load		Estimated Offering Expenses	Proceeds to the Fund
Per Share		$20.00		$0.90	$0.04		$19.06
Total	$	[•]	$	[•]	$400,000	$	[•]

The Fund has granted the underwriter an option to purchase up to [•] additional shares of common stock at the price to public, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any.  If such option is exercised in full, the total price to the public, sales load, estimated offering expenses and proceeds to the Fund will be $[•], $[•], $460,000 and $[•], respectively.  See “Underwriter.”

Morgan Stanley Investment Management Inc., the Fund’s investment adviser, will pay a marketing and structuring fee to Morgan Stanley & Co. Incorporated calculated at [•]% of the aggregate price to public of the shares of common stock sold by Morgan Stanley & Co. Incorporated, including over-allotted shares.  These fees are not reflected under estimated offering expenses in the table above.  See “Underwriter—Additional Compensation to Be Paid by the Adviser.”

The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per share of common stock sold in this offering.  Morgan Stanley Investment Management Inc. has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $0.04 per share of common stock.  The aggregate offering expenses (other than the sales load) currently are estimated to be $400,000.  Proceeds to the Fund are calculated after expenses.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The underwriter expects to deliver the shares of common stock to purchasers on or about [•], 2008.

MORGAN STANLEY

[•], 2008

(continued from previous page)

Investment Adviser.  The Fund’s investment adviser is Morgan Stanley Investment Management Inc. (the “Adviser”).  Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference.  Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.  It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund.  Copies of the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling toll-free (800) 231 2608 and also will be made available on the Fund’s website at www.morganstanley.com.  You may also call this toll-free telephone number to request other information about the Fund or to make stockholder inquiries.  Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus.  The Securities and Exchange Commission maintains an internet website (www.sec.gov) that contains other information regarding the Fund.

The Fund’s shares of common stock do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus.  You must not rely on any unauthorized information or representations not contained in this prospectus as if the Fund had authorized it.  The Fund is offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted.  The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of shares of common stock.  The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any material changes subsequent to the date of this prospectus.

Until [•], 2008 (25 days after the commencement of this offering), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus.  This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund’s shares of common stock.  You should review the more detailed information contained in this prospectus.  In particular, you should carefully read the risks of investing in the shares of common stock, as discussed under “Principal Risks of the Fund.”

The Fund

Morgan Stanley Frontier Emerging Markets Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, the Morgan Stanley Frontier Emerging Markets Fund, Inc. is referred to simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering

The Fund is offering [•] shares of its common stock at $20.00 per share through Morgan Stanley & Co. Incorporated, acting as sole underwriter. The shares of common stock are called “common shares” in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Fund has given the underwriter an option to purchase up to [•] additional common shares to cover over-allotments, if any. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $0.04 per common share. See “Underwriter.”

Investment Objective and Policies

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies operating in frontier emerging market countries. A frontier emerging market country (or economy) is an emerging market country, as that term is used by the International Monetary Fund or the World Bank, which is not included in the MSCI Emerging Markets Index. Capital markets in frontier emerging market countries have traditionally been difficult for foreign investors to enter, and/or their economies and capital markets are generally in the early stages of development. Frontier emerging market countries may be located in, but are not limited to, the regions of Central and Eastern Europe, Ukraine/Commonwealth of Independent States, the Middle East, Africa, Asia, Latin America and the Caribbean. A country need not be included in a particular index (such as the MSCI Frontier Markets Index) to be considered a frontier emerging market. For purposes of the Fund’s policies, a company is considered to be operating in a frontier emerging market country if (i) the principal trading market for its securities is in a frontier emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from goods produced, sales made or services performed in a frontier emerging market country or countries or (iii) it is organized under the laws of, or has a principal office in, a frontier emerging market country. Frontier emerging market countries currently include: Albania, Algeria, Angola, Azerbaijan, Bahrain, Bangladesh, Belarus, Bosnia, Botswana, Bulgaria, Cambodia, Croatia, Ecuador, Estonia, Georgia, Ghana, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Kyrgyzstan, Laos, Latvia, Lebanon, Libya, Lithuania, Macao, Maldives, Mauritius, Mongolia, Montenegro, Morocco, Namibia, Nigeria, Oman, Panama, Qatar, Romania, Saudi Arabia, Slovenia, Sri Lanka, Tajikistan, Trinidad and Tobago, Tunisia, Turkmenistan, Ukraine, United Arab Emirates, Uzbekistan, Vietnam and Zambia. The countries that comprise frontier emerging markets may change from time to time. The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.

The Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry.  See “Principal Risks of the Fund – Concentration Risk” for discussion of the risks associated with investing in the banking industry.

For purposes of maintaining exposure of at least 80% of the Fund’s net assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in American depositary receipts (“ADRs”), Global depositary receipts (“GDRs”) and other types of depositary receipts (collectively with ADRs and GDRs, “Depositary Receipts”) with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including exchange-traded funds (“ETFs”), and Strategic Transactions, which may include swaps, participation notes (“P-notes”), contracts for difference (“CFDs”), warrants, structured notes and options.

The Fund may invest the remainder of its assets in Strategic Transactions (as defined below) for purposes other than maintaining exposure of at least 80% of the Fund’s net assets to equity securities of companies operating in frontier emerging market countries and other types of investments, including debt securities of governmental and non-governmental issuers operating in frontier emerging market countries, equity or debt securities of corporate or governmental issuers located in countries other than frontier emerging market countries and money market and other short-term debt securities and cash equivalents as described under “Investment Objective and Policies—Temporary Investments.” A portion of these investments may be rated below investment grade by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or, if unrated, determined by the Adviser to be comparable to securities rated below investment grade by S&P, Moody’s or Fitch. Such lower-quality, non-investment grade securities are commonly referred to as “junk bonds” and are regarded as being predominantly speculative and involve significant risks. See “Principal Risks of the Fund—Lower Rated and Unrated Securities Risk.” A portion of these investments may also be non-U.S. dollar-denominated.

The Fund’s investment objective and 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days’ prior to any change.

The Fund’s Investment Strategy

In selecting investments for the Fund, the Adviser will combine top-down country allocation based on relative economic, political and social fundamentals, stock valuations and investor sentiment, with bottom-up fundamental analysis seeking to identify issuers with investor friendly management, effective use of free cash flows and strong earnings growth potential.

The Fund’s Investments	The Fund’s investments may include:

Equity Securities of Frontier Emerging Market Country Issuers. The Fund intends to invest primarily in equity securities of companies operating in frontier emerging market countries. The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization stocks, and to companies in any industry or sector.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include ADRs, GDRs and other types of Depositary Receipts. ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities.

Other Investment Companies. The Fund may invest in securities of other open- and closed-end investment companies, including those for which the Adviser or its affiliates act as investment adviser, and ETFs, subject to applicable limitations under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and under the relevant laws and regulations in other jurisdictions. The Fund’s investments in other investment companies will be counted towards the Fund’s 80% policy described under “—Investment Objective and Policies” to the extent that such other investment companies maintain exposure of at least 80% of their respective net assets to equity securities of companies operating in frontier emerging market countries.

Strategic Transactions. The Fund may invest in swaps, P-notes, CFDs, warrants, structured notes and options (collectively, “Strategic Transactions”), which may be used to maintain exposure of at least 80% of its net assets to equity securities of companies operating in frontier emerging market countries. To the extent that the Strategic Transactions used by the Fund are linked to the performance of equity securities of companies operating in frontier emerging market countries, they will be counted toward the 80% policy described under “—Investment Objective and Policies.” The Fund may also invest in futures and forward foreign currency exchange contracts (“forward contracts”). Although the Adviser may seek to use Strategic Transactions to achieve the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result or that Strategic Transactions will be available or fully developed in the frontier emerging market countries in which the Fund may invest.

Any Strategic Transaction may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See “Principal Risks of the Fund—Risks of Engaging in Strategic Transactions” for a description of the risks involved in using Strategic Transactions.

See “The Fund’s Investments—Portfolio Composition” for a further description of the composition of the Fund’s portfolio.

Adviser and Administrator

The investment adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley & Co. Incorporated, the underwriter, is also a wholly owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser will provide certain day-to-day investment management services to the Fund. Under the Investment Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.50% of the Fund’s average weekly net assets. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately US$[•] billion in assets under management or supervision. See “Management of the Fund.”

Morgan Stanley Investment Management Inc. will also serve as administrator (the “Administrator”) to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the annual administrative fee, payable monthly, is 0.08% of the Fund’s average weekly net assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Distributions	The Fund intends to distribute, on an annual basis, all or substantially all of its investment company taxable income and net capital gains to its stockholders.

Stockholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the

Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividends and Distributions; Dividend Reinvestment Plan.”

Principal Risks of the Fund

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s common shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Investments in Frontier Emerging Markets. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund’s common shares must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment.

Economic Risk. The economies of individual frontier emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many frontier emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in a frontier emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In addition, the inter-relatedness of the economies in frontier emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most markets of frontier emerging market countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Financial Market Risk. The financial markets of frontier emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets. There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries. In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund.

Concentration Risk. Investment opportunities in many frontier emerging markets may be concentrated in the banking industry. Based on the Fund’s investment restriction regarding concentration, the Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry. See “Investment Restrictions.” As a result, the Fund may have a high concentration of investments in the banking industry.  The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. Because the Fund’s investments may be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

Securities Market Risk. Investments in securities of issuers operating in frontier emerging market countries may also be exposed to an extra degree of custodial ownership and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself). In some countries, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. In addition, there is generally less governmental supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. The Adviser will seek, where possible, to cause the Fund to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Adviser will be successful in eliminating this risk for the Fund, particularly as counterparties operating in frontier emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Fund’s claims in any of these events.

Investment and Repatriation Restrictions. Investment in equity securities of issuers operating in certain frontier emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier emerging market countries and increase the costs and expenses of the Fund. Certain frontier emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a frontier emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Entities with No or Poor Credit Ratings. Investment in frontier emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Tax Regulations. Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

International Sanctions. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Common Stock Risk. The Fund’s investments will include common stocks. In general, common stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Currency Considerations. The Fund may invest directly in equity securities of issuers operating in frontier emerging market countries that are denominated in the local currency. The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. The values of the currencies of the frontier emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See “Dividends and Distributions; Dividend Reinvestment Plan.” The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in equity securities of issuers operating in frontier emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. There is no limitation on the extent to which the Fund may engage in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The Adviser may in its discretion choose not to hedge against currency risk. In addition, in certain countries in which the Fund may invest or in certain market conditions, currency hedging opportunities may not be available or it may be uneconomical to do so.

Depositary Receipts.  Depositary Receipts are instruments that represent interests in companies trading outside the markets in which the Depositary Receipts are traded.  Accordingly, while Depositary Receipts are traded on recognized exchanges, there may be other risks associated with such instruments to consider, for example, the interests underlying the Depositary Receipts may be subject to political, economic, inflationary, exchange rate, custody or other risks in markets outside those in which the Depositary Receipts are traded.

Convertible Securities Risk.  The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock.  The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value).  If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will generally trade at some premium over its conversion value.  (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.)  At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.  Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

The Fund may invest in convertible securities rated below investment grade, which may be referred to as “junk.”  Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal.  Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are also special risks associated with the Fund’s investments in “exchangeable” and “synthetic” convertible securities.  These securities may be more volatile and less liquid than traditional convertible securities.

Risks of Investing in Other Investment Companies.  Subject to the limitations set forth in the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates.  The market value of the shares of other investment companies may differ from the net asset value of the particular fund.  As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees.  At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses.  As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Exchange-Traded Funds.  The Fund may invest in shares of various ETFs, including exchange-traded index funds.  Exchange-traded index funds seek to track the performance of various securities indices.  Shares of ETFs have many of the same risks as direct investments in common stocks or bonds.  In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls.  The market value of their shares may differ from the net asset value of the particular fund.  As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses.  At the same time, the Fund would continue to pay its own investment management fees and other expenses.  As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Risks of Engaging in Strategic Transactions.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, potential mispricing or improper valuation of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Strategic Transactions which are used to gain exposure to frontier emerging market countries may be more susceptible to these kinds of risks as a result of certain characteristics of the underlying frontier emerging market, such as illiquid or infrequent trading and volatility of market prices.  In addition, it may not always be possible to enter into derivatives contracts in, or in respect of, certain frontier emerging market countries if, in the country in question, Strategic Transactions are deemed to be illegal gaming contracts, or netting is not a recognized legal concept, or appropriate over-the-counter (“OTC”) derivative documentation is not available.

The Fund’s investments in interest rate and total return swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate and total return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate or total return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the counterparty (as defined herein), the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

P-notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market.  Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.  In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.  The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument.  However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument.  P-notes are generally traded OTC.  P-notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty.  The Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.  P-notes involve transaction costs.

A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The underlying instrument may be a single security, stock basket or index.  A CFD can be set up to take either a short or long position on the underlying instrument.  The buyer and seller are both required to post margin, which is adjusted daily.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit.  A CFD is usually terminated at the buyer’s initiative.  As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD.  There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument.  A further risk is that adverse movements in the underlying security will require the buyer to post additional margin.  CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract.  If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.  CFDs may be considered illiquid.  To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund’s financial risk.  The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period.  Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more factors.  These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices.  Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes.  In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  When investing in structured notes, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured notes) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally.

The Fund’s use of forward contracts, options and futures transactions entails certain special risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position.  In addition, futures and options markets could be illiquid in some circumstances, and certain OTC options could have no markets.  As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses.  To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position.  There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon.  In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.  Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.  Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), relating to qualification as a regulated investment company.  Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Small- and Medium-Capitalization Companies.  Companies in frontier emerging markets generally do not have large market capitalizations.  The Fund’s investments in small- and medium-capitalization companies carry more risk than investments in larger companies.  While some of the Fund’s holdings in these companies may be listed on a local securities exchange, such securities are more likely to be traded in the over-the-counter market.  The low market liquidity of these securities may have an adverse impact on the Fund’s ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s securities.  Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Sovereign Debt Securities Risk.  Investments in frontier emerging market countries’ government debt securities involve special risks.  Certain frontier emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  The issuer or governmental authority that controls the repayment of a frontier emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.  Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.  Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Investments in frontier emerging market countries’ government debt securities involve currency risk.  Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the frontier emerging market countries in which the Fund invests.  Governments that issue sovereign debt obligations may engage in certain techniques to control the value of their local currencies.  Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt obligations are denominated.  Frontier emerging market countries may also issue a new currency to replace an existing currency or may devaluate their currencies.  The liquidity and market values of the Fund’s investments in debt obligations of issuers located in frontier emerging market countries may be impacted by the actions of the governments of the frontier emerging market countries in which the Fund invests.

The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments.  Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Corporate Debt Obligations Risk.  Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.  The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place.  There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Debt Securities Risk.  All debt securities are subject to two types of risk:  credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.  When the general level of interest rates goes up, the prices of most debt securities go down.  When the general level of interest rates goes down, the prices of most debt securities go up.  (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Loan Participations and Assignments Risk. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions.  The Fund’s investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties.  In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.  The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party.  Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk.  Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk.  To a limited extent, they may also be subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Repurchase Agreements Risk.  Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future.  The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.  While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser.  In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral.  However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  With regard to reverse repurchase agreements, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

Lower Rated and Unrated Securities Risk.  The Fund may invest in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Moody’s and S&P.  Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.  The Fund may invest in defaulted securities.  Some of the debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P.  These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk.  Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.  During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Tax Risk.  The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under the Code.  If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).  The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain.  In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be from certain types of qualifying income.  Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in stocks, securities or such currencies.  However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable.  If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently, at a maximum U.S. federal tax rate of 35%) and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Investment Risk.  You may lose money by investing in the Fund, including the possibility that you may lose all of your investment.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.  Investors should not consider the Fund a complete investment program.

Net Asset Value Discount.  Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a “discount.”  Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value.  Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund creating an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering.  Therefore, there is an added risk to investors who may sell their shares shortly after the offering.  Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.  See “Description of Shares.”

Non-Diversification.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Tax Matters.”

Inflation Risk.  Inflation risk refers to fluctuations in the value of currency.  Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns.  To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares.  Most frontier emerging market countries are high growth economies which are particularly prone to, and have in fact experienced substantial, and in some periods extremely high and volatile, rates of inflation.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain frontier emerging market countries.  In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Illiquid Investments.  Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions or if the Fund repurchases common shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to any Strategic Transactions entered into by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations in connection with a Strategic Transaction due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in connection with the Strategic Transaction in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Risks of Lending Portfolio Securities.  There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Adviser Risk.  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Portfolio Turnover Risk.  The Fund may engage in active and frequent trading of its portfolio securities.  The Fund’s annual portfolio turnover rate may be greater than 100%.  There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held by the Fund.

A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the stockholders.

Certain Affiliations.  Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered affiliated persons of the Fund or the Adviser.  Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions.  This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Anti-Takeover Provisions.  The Fund’s Articles of Incorporation (the “Charter”) and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund.  These provisions could deprive the Fund’s common stockholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value.  The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

Listing	The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol “FFD.”

Custodian

J.P. Morgan Investor Services Co. (“JPMIS”) will provide fund accounting and other services pursuant to a sub-administration agreement with the Administrator and will receive compensation from the Administrator for these services.

JPMorgan Chase Bank, N.A. will serve as custodian (the “Custodian”) for the Fund. See “Custodian.”

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, “Computershare”) will serve together as the Fund’s transfer agent (“Transfer Agent”).  See “Dividend Paying Agent, Transfer Agent and Registrar.”

SUMMARY OF FUND EXPENSES

The expenses in the table below shows Fund expenses as a percentage of net assets.

	Percentage of Offering Price
Stockholder Transaction Expenses:
Sales load paid by you	4.50%
Offering expenses borne by the Fund	0.20	%(1)
Dividend reinvestment plan fees	None

	As a percentage of net assets attributable to common shares (3)
Annual Expenses:
Advisory fees	1.50%
Other expenses(1)(2)(3)	0.67%
Total Annual Expenses	2.17%

The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.  The expenses shown in the table and example above are based on estimated amounts through the end of the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues 10,000,000 common shares.  If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets.  See “Management of the Fund” and “Dividends and Distributions; Dividend Reinvestment Plan.”  The Example should not be considered a representation of future expenses or returns.  Actual expenses may be higher or lower than those assumed for purposes of the Example.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 plus estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 2.17% of net assets attributable to common shares and (ii) a 5% annual return(*):

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$68	$112	$158	$286

(1)

The Adviser has agreed to pay all of the Fund’s organizational expenses. The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per common share (0.20% of the offering price) sold in this offering. The Adviser has agreed to pay such offering costs of the Fund to the extent they exceed $0.04 per common share (0.20% of the offering price). The aggregate offering expenses (other than the sales load) to be incurred by the Fund currently are estimated to be $400,000. Offering costs borne by the Fund will result in a reduction of capital of the Fund.

(2)

Other expenses have been estimated based on estimated asset levels and expenses for the current fiscal year and includes the administration fee to be paid to the Administrator. See “Management of the Fund—Investment Advisory Agreement.”

[(3)

The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s stockholders indirectly bear a pro rata portion of the advisory fees and expenses of the Acquired Funds in which the Fund invests. [The Fund estimates that these expenses will constitute less than 0.01% of the Fund’s average net assets.] The estimate is based upon the estimated allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses (including advisory fees) of the Acquired Funds (including any current waivers and expense limitations) for the Fund’s first fiscal year of operations. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.]

(*)

The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed for purposes of the Example. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the Example. The Example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act.  The Fund was organized under the laws of the State of Maryland on April 30, 2008, pursuant to the Fund’s Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on April 30, 2008.  The Fund has no operating history.  The Fund’s principal office is located at 522 Fifth Avenue, New York, NY 10036, and its telephone number is (800) 231-2608.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $[•] ($[•] if the underwriter exercises its over-allotment option in full), after payment of the offering costs by the Fund estimated at $400,000, or $460,000 if the underwriter exercises its over-allotment option in full.  The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objective and policies as stated below.  The Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceed $0.04 per common share (0.20% of the offering price).  The Adviser has also agreed to pay all of the Fund’s organizational expenses.  We currently anticipate that the Fund will be able to invest pursuant to the Fund’s investment objective and policies within approximately three months after the completion of this offering.  Pending such investment, it is anticipated that the proceeds will be invested in short-term instruments.

THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to seek long-term capital appreciation.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies operating in frontier emerging market countries.  A frontier emerging market country (or economy) is an emerging market country, as that term is used by the International Monetary Fund or the World Bank, which is not included in the MSCI Emerging Markets Index. Capital markets in frontier emerging market countries have traditionally been difficult for foreign investors to enter, and/or their economies and capital markets are generally in the early stages of development.  Frontier emerging market countries may be located in, but are not limited to, the regions of Central and Eastern Europe, Ukraine/Commonwealth of Independent States, the Middle East, Africa, Asia, Latin America and the Caribbean.  A country need not be included in a particular index (such as the MSCI Frontier Markets Indices) to be considered a frontier emerging market.  For purposes of the Fund’s policies, a company is considered to be operating in a frontier emerging market country if (i) the principal trading market for its securities is in a frontier emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in a frontier emerging market country or countries or (iii) it is organized under the laws of, or has a principal office in, a frontier emerging market country.  Certain of the issuers that fall within categories (ii) and (iii) above may or may not have a principal trading market in a frontier emerging market country and, while exposing the Fund’s assets to the economic benefits of investing in a frontier emerging market country, may not do so to the same extent as an issuer with a principal trading market in a frontier emerging market country.  Frontier emerging market countries currently include Albania, Algeria, Angola, Azerbaijan, Bahrain, Bangladesh, Belarus, Bosnia, Botswana, Bulgaria, Cambodia, Croatia, Ecuador, Estonia, Georgia, Ghana, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Kyrgyzstan, Laos, Latvia, Lebanon, Libya, Lithuania, Macao, Maldives, Mauritius, Mongolia, Montenegro, Morocco, Namibia, Nigeria, Oman, Panama, Qatar, Romania, Saudi Arabia, Slovenia, Sri Lanka, Tajikistan, Trinidad and Tobago, Tunisia, Turkmenistan, Ukraine, United Arab Emirates, Uzbekistan, Vietnam and Zambia.  The countries that comprise frontier emerging markets may change from time to time.  The Fund may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future.  The Fund initially intends to invest less than 25% of its net assets in a single country; however, the Fund’s organizational documents provide no limit on the percentage of the Fund’s net assets that may be invested in a single country.

The Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry.  See “Principal Risks of the Fund – Concentration Risk” for discussion of the risks associated with investing in the banking industry.

For purposes of maintaining exposure of at least 80% of the Fund’s net assets to equity securities of companies operating in frontier emerging market countries, the Fund may also invest in Depositary Receipts with respect to companies operating in frontier emerging market countries, securities of other open- and closed-end investment companies, including ETFs, and Strategic Investments, which may include swaps, P-notes, contracts for difference, warrants, structured notes and options.

The Fund may invest the remainder of its assets in Strategic Transactions for purposes other than maintaining exposure of at least 80% of the Fund’s net assets to equity securities of companies operating in frontier emerging market countries and other types of investments including, debt securities of governmental and non-governmental issuers operating in frontier emerging market countries, equity or debt securities of corporate or governmental issuers located in countries other than frontier emerging market countries and money market and other short-term debt securities and cash equivalents as described under “Investment Objective and Policies—Temporary Investments.”  A portion of these investments may be rated below investment grade by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or, if unrated, determined by the Adviser to be comparable to securities rated below investment grade by S&P, Moody’s or Fitch.  Such lower-quality, non-investment grade securities are commonly referred to as “junk bonds” and are regarded as being predominantly speculative and involve significant risks.  See

“Principal Risks of the Fund—Lower Rated and Unrated Securities Risk.”  A portion of these investments may also be non-U.S. dollar-denominated.

The Fund’s investment objective and 80% policy may be changed without stockholder approval; however, stockholders will be notified in writing of any changes at least 60 days’ prior to any change.  There can be no assurance that the Fund’s investment objective will be achieved.

The Fund’s Investment Strategy

In selecting investments for the Fund, the Adviser will combine top-down country allocation based on relative economic, political and social fundamentals, stock valuations and investor sentiment, with bottom-up fundamental analysis seeking to identify issuers with investor friendly management, effective use of free cash flows and strong earnings growth potential.

Portfolio Composition

Equity Securities of Frontier Emerging Market Country Issuers.  The Fund intends to invest primarily in equity securities of companies operating in frontier emerging market countries.  The Fund may hold or have exposure to equity securities of companies of any size, including small and medium capitalization stocks, and to companies in any industry or sector.

Depositary Receipts.  Depositary Receipts represent an ownership interest in securities of foreign companies that are deposited with a depositary.  Depositary Receipts are not necessarily denominated in the same currency as the underlying securities.  Depositary Receipts include ADRs, GDRs and other types of Depositary Receipts.  ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer.  ADRs are listed and traded in the United States.  GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.  Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.”  Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer.  Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities.

Convertible Securities.  Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities.  Convertible securities generally represent a feature of some other type of security, such as a debt security or preferred stock, so that, for example, a convertible debt security would be a debt security that is convertible into common stock.  Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a debt security.

The convertible securities in which the Fund may invest also include “exchangeable” and “synthetic” convertible securities.  The Fund may also invest in traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security; “synthetic” and “exchangeable” convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded).  In many cases, “synthetic” and “exchangeable” convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

Other Investment Companies.  The Fund may invest in securities of other open- and closed-end investment companies, including those for which the Adviser or its affiliates act as investment adviser, and ETFs, subject to applicable limitations under the Investment Company Act, and under the relevant laws and regulations in other jurisdictions.  The Fund’s investments in other investment companies will be counted towards the Fund’s 80% policy described under “—Investment Objective and Policies” to the extent that such other investment companies maintain exposure of at least 80% of their respective net assets to equity securities of companies operating in frontier emerging market countries.

Strategic Transactions.  The Fund may invest in swaps, P-notes, CFDs, warrants, structured notes and options (collectively, “Strategic Transactions”), which may be used to maintain exposure of at least 80% of its net assets to equity securities of companies operating in frontier emerging market countries.  To the extent that the Strategic Transactions used by the Fund are linked to the performance of equity securities of companies operating in frontier emerging market countries, they will be counted toward the 80% policy described under “—Investment Objective and Policies.”  The Fund may also invest in futures and forward contracts.  Although the Adviser may seek to use Strategic Transactions to achieve the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result or that Strategic Transactions will be available or fully developed in the frontier emerging market countries in which the Fund may invest.

Any Strategic Transaction may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Fund to utilize Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  See “Principal Risks of the Fund—Risks of Engaging in Strategic Transactions” for a description of the risks involved in using Strategic Transactions.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions.  There is no limitation on the extent to which the Fund may engage in currency hedging transactions.  Such transactions may include entering into forward currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.  The Adviser in its discretion may choose not to hedge against currency risk.  In addition, in certain markets or market conditions, it may be impossible or uneconomical to hedge against currency risk.  See “Principal Risks of the Fund—Foreign Currency Considerations.”

Swaps.  The Fund may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps and options on swaps, caps, floors or collars.  A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument.  The payment streams are calculated by reference to a specified index and an agreed upon notional amount.  The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).  For example, the Fund may agree to swap the return generated by an equity index for the return generated by a second equity index.  The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency.  Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.  Swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.  To the extent that these swaps, caps, floors and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute “senior securities” under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.  The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board.  These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA by S&P or Aa by Moody’s.

Interest rate and total return swaps do not involve the delivery of securities, other underlying assets, or principal.  Accordingly, the risk of loss with respect to interest rate and total return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate or total return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Options on Swaps.  The Fund may engage in options on swaps for hedging purposes, to manage and mitigate credit and interest rate risk and as a means of achieving additional return.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swap options.  The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

Participation Notes.  The Fund may purchase P-notes, also known as participation certificates.  P-notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country.  The performance results of P-notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses.

Contracts for Difference.  The Fund may purchase and sell CFDs.  A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The underlying instrument may be a single security, stock basket or index.  A CFD can be set up to take either a short or long position on the underlying instrument.  The buyer and seller are both required to post margin, which is adjusted daily.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit.  A CFD is usually terminated at the buyer’s initiative.

Warrants and Subscription Rights.  The Fund may invest in equity linked securities or equity linked instruments such as warrants.  Warrants give holders the right, but not the obligation, to buy common stock or fixed income securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period.  Warrants are usually freely transferable.  The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant.  The leveraging effect of investment in warrants and the volatility of warrant prices make the risk attached to the investment in warrants higher than in the case of investment in equities.

Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of the underlying security over approximately the market price at the time of purchase.  Warrants are exercisable over specified periods, have no rights, pay no dividends and have no rights with respect to the corporations issuing them.

A subscription right is a privilege granted to existing stockholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.  A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Structured Notes.  Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.”  These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices.  Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes.  In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  The Fund will use structured notes consistent with its investment objective and policies.

Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  The following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many derivative transactions involving options require segregation of Fund assets in special accounts, as described below under “—Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price.  For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  The Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each, a “counterparty” and, together, the “counterparties”) through direct bilateral agreement with the counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the counterparty to close the option at a formula price within seven days.  The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P or “P-1” from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization.  The staff of the Securities and Exchange Commission currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

The Fund may purchase and sell call options on the currencies of frontier emerging markets or on debt obligations of issuers operating in frontier emerging market countries that are denominated in the local currency that are traded on securities exchanges and in the OTC markets and related futures contracts.  All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.  In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities and debt obligations denominated in the currencies of frontier emerging markets (whether or not it holds the above securities in its portfolio).  The Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be earmarked or segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures Contracts.  The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of U.S. government securities, or securities.  A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price.  A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.  The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities.  The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery.  Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date.  If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.  There is no assurance that the Fund will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges.  Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.  The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, for duration management and for risk management purposes.  Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount).  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Futures Contracts Strategies.  When the Fund anticipates a significant market advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested.  Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized.  As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales.  The Fund may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Fund’s securities.  To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund.  Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates.  The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position.  Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

There currently are limited futures markets for certain currencies of frontier emerging market countries, securities and indexes and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of those markets.  The Fund will normally engage in transactions in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission (“CFTC”).  Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be earmarked or deposited in a segregated account with the Fund’s custodian so that the amount so earmarked or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s prospectus.  There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Options on Securities Indices and Other Financial Indices.  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions.  The Fund may enter into combined transactions.  Combined transactions involve entering into multiple Strategic Transactions (such as multiple options transactions, including purchasing and writing put options in combination with each other (“put spreads”); multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single Strategic Transaction in order to customize the risk and return characteristics of the overall position.  Combined transactions typically contain elements of risk that are present in each of the component transactions.  The Fund may enter into a combined transaction instead of a single Strategic Transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so.

Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Forward Foreign Currency Exchange Contracts.  The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.  The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers.  A non-deliverable currency forward contract is a short-term forward contract on a thinly traded non-convertible foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Adviser also may from time to time utilize forward contracts for other purposes.  For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency.  They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated.  At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the net amounts of the Fund’s currency exposure under its forward contracts.  If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the net amount of the Fund’s currency exposure with respect to such contracts.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will, however, do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.  For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to earmark or segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to earmark or segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Fund requires the Fund to earmark or segregate cash and/or liquid securities equal to the exercise price.  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement.  As a result, when the Fund sells these instruments it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess.  OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  To the extent that the Fund segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess.  Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and derivative transactions.  For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held.  Other derivative transactions also may be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the Securities and Exchange Commission and its staff.

Other Investments

Private Placements and Restricted Securities.  The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the

“Securities Act”), or which are otherwise not readily marketable.  These securities are generally referred to as private placements or restricted securities.  Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices.  The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation.  The Adviser, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund.  If a restricted security is determined to be “liquid,” the security will not be included within the category “illiquid securities.”  However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity.  The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”).  Shares in PIPES generally are not registered with the Securities and Exchange Commission or the applicable regulatory authority in a non-U.S. market until after a certain time period from the date the private sale is completed.  This restricted period can last many months.  Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities.  Generally, such restrictions cause the PIPES to be illiquid during this time.  PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships.  A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners.  As a limited partner, the Fund generally is not permitted to participate in the management of the partnership.  However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Sovereign Debt Obligations.  Debt obligations known as “sovereign debt” are obligations of governmental issuers in frontier emerging market countries that are denominated in the local currency of the country of issuance. “Sovereign Debt Obligations” include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between frontier emerging market governments and financial institutions.

Corporate Debt Obligations.  The Fund may invest in debt obligations of non-governmental issuers operating in frontier emerging market countries and denominated in the local currency.  Corporate debt obligations generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period.  A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt obligations come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).  The Fund’s investments in corporate debt obligations currently will include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes.  The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants which are exercisable into other debt or equity securities, provided that upon conversion of such securities into equity securities, such equities are promptly disposed of.

Other Debt Obligations.  The Fund may invest in debt obligations other than those of issuers operating in frontier emerging market countries and denominated in the local currency, including, but not limited to, eurobonds, Yankee dollar obligations, global bonds and Brady Bonds.

Currency.  The Fund may invest in currencies of selected frontier emerging market countries.  Instruments that provide exposure to the currencies from frontier emerging market countries include, but are not limited to, currency forward contracts, currency swap contracts and other currency derivatives deemed appropriate by the Adviser.

Loan Participations and Assignments.  The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions.  The Fund’s investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties.  The Fund’s investment in participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

When the Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan.  Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  The assignability of certain sovereign debt obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment.

Money Market Instruments.  Money market instruments are high quality short-term debt securities.  Money market instruments in which the Fund may invest may include obligations of governments, government agencies, banks, including time deposits and certificates of deposit, corporations and special purpose entities and repurchase agreements relating to these obligations.  Certain money market instruments may be non-U.S. dollar denominated.

Yankee Dollar Obligations, Eurobonds, Global Bonds.  Certain debt obligations purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds.  Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks.  A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued.  Global bonds are bonds that can be offered within multiple markets simultaneously.  Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Repurchase Agreements.  The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period.  Repurchase agreements involve certain risks in the event of default by the other party.  The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund’s Board of Directors.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account.  The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated.  The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately.  The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the Securities and Exchange Commission permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act.  The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price.  The underlying securities (normally securities of frontier emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

When-Issued and Delayed Delivery Securities.  The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future.  The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment.  No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities.  These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs.  In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.  When the Fund is the buyer in such a transaction, however, it will earmark or segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made.  An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Brady Bonds.  Brady Bonds are emerging market securities.  They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers’ debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan).  Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history.  They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated).  They are actively traded in the OTC secondary market.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds.  These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).  In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course.  In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Borrowing.  The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities.  The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.  The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.  The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks.  For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares.  This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures and forward contracts, provided that the Fund earmarks or segregates liquid assets in accordance with applicable Securities and Exchange Commission regulations and interpretations.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities of companies operating in frontier emerging market countries and invest in certain liquid short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.  The short-term and medium-term debt securities in which the Fund may invest under these circumstances may consist of (a) obligations of the U.S., frontier emerging market or other foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of the United States, frontier emerging market or other foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.  The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in certain frontier emerging market countries in with the Fund may invest).

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors.  By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  The Fund will employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services.  The Fund will not lend more than 33 1/3% of the value of its net assets.  The Fund may lend its portfolio securities consistent with the Fund’s investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.  In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

PRINCIPAL RISKS OF THE FUND

You should carefully consider the risks and other information contained in this prospectus before you decide to participate in the offering.  The section below does not describe all risks associated with an investment in the Fund.  Additional risks and uncertainties may also adversely affect and impair the Fund.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s common shares and the possibility of significant losses.  An investment in the Fund involves a substantial degree of risk.  Therefore, you should consider carefully the following risks before investing in the Fund.

No Operating History.  The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Investments in Frontier Emerging Markets.  Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers.  These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.  These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Fund’s common shares must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment.

Economic Risk.  The economies of individual frontier emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.  Governments of many frontier emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In some cases, the government owns or controls many companies, including some of the largest in the country.  Accordingly, government actions could have a significant effect on economic conditions in a frontier emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio.  Moreover, the economies of frontier emerging market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In addition, the inter-relatedness of the economies in frontier emerging market countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most markets of frontier emerging market countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Financial Market Risk.  The financial markets of frontier emerging market countries have, for the most part, substantially less volume than more developed markets, and securities of many companies are less liquid and their prices are more volatile than securities of comparable companies in more sizeable markets.  There are also varying levels of government supervision and regulation of exchanges, financial institutions and issuers in various countries.  In addition, the manner in which foreign investors may invest in securities in certain countries, as well as limitations on such investments, may affect the investment operations of the Fund.

Concentration Risk.  Investment opportunities in many frontier emerging markets may be concentrated in the banking industry.  Based on the Fund’s investment restriction regarding concentration, the Fund, at all times, will be required to invest 25% or more of its total assets in the securities of issuers in the banking industry.  See “Investment Restrictions.”  As a result, the Fund may have a high concentration of investments in the banking industry.  The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit.  Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy.  Because the Fund’s investments may be concentrated in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

Securities Market Risk.  Investments in securities of issuers operating in frontier emerging market countries may also be exposed to an extra degree of custodial ownership and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).  In some countries, market practice may require that payment shall be made prior to receipt of the security which is being purchased, or that delivery of a security must be made before payment is received.  In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund.  In addition, there is generally less governmental supervision and regulation of stock exchanges, brokers and listed issuers than in the United States.  The Adviser will seek, where possible, to cause the Fund to use counterparties whose financial status is such that this risk is reduced.  However, there can be no certainty that the Adviser will be successful in eliminating this risk for the Fund, particularly as counterparties operating in frontier emerging market countries frequently lack the substance or financial resources of those in developed countries.  There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.  Furthermore, compensation schemes may be non-existent or limited or inadequate to meet the Fund’s claims in any of these events.

Investment and Repatriation Restrictions.  Investment in equity securities of issuers operating in certain frontier emerging market countries is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier emerging market countries and increase the costs and expenses of the Fund.  Certain frontier emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.  Certain frontier emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a frontier emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.  The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  Investing in local markets in frontier emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Entities with No or Poor Credit Ratings.  Investment in frontier emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history.  In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Tax Regulations.  Certain foreign governments levy withholding or other taxes on dividend and interest income.  Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

International Sanctions.  From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.  A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.  As an investor in such companies, the Fund will be indirectly subject to those risks.

Common Stock Risk.  The Fund’s investments will include common stocks.  In general, common stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.  Stock prices can fluctuate widely in response to these factors.

Foreign Currency Considerations.  The Fund may invest directly in equity securities of issuers operating in frontier emerging market countries that are denominated in the local currency.  The Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar.  The values of the currencies of the frontier emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.  Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund.

The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date.  If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.  See “Dividends and Distributions; Dividend Reinvestment Plan.”  The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund may invest in equity securities of issuers operating in frontier emerging market countries that are denominated in the local currency, changes in foreign currency exchange rates will affect the value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.  In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions.  There is no limitation on the extent to which the Fund may engage in currency hedging transactions.  Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets.  Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used.  The Adviser may in its discretion choose not to hedge against currency risk.  In addition, in certain countries in which the Fund may invest or in certain market conditions, currency hedging opportunities may not be available or it may be uneconomical to do so.

Depositary Receipts.  Depositary Receipts are instruments that represent interests in companies trading outside the markets in which the Depositary Receipts are traded.  Accordingly, while Depositary Receipts are traded on recognized exchanges, there may be other risks associated with such instruments to consider, for example, the interests underlying the Depositary Receipts may be subject to political, economic, inflationary, exchange rate, custody or other risks in markets outside those in which the Depositary Receipts are traded.

Convertible Securities Risk.  The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  Convertible securities are generally debt securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock.  The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a debt security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value).  If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will generally trade at some premium over its conversion value.  (This premium represents the price investors are willing to pay for the privilege of purchasing a debt security with a possibility of capital appreciation due to the conversion privilege.)  At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.  Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

The Fund may invest in convertible securities rated below investment grade, which may be referred to as “junk.”  Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal.  Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

There are also special risks associated with the Fund’s investments in “exchangeable” and “synthetic” convertible securities.  These securities may be more volatile and less liquid than traditional convertible securities.

Risks of Investing in Other Investment Companies.  Subject to the limitations set forth in the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission, the Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates.  The market value of the shares of other investment companies may differ from the net asset value of the particular fund.  As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees.  At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses.  As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Exchange-Traded Funds.  The Fund may invest in shares of various ETFs, including exchange-traded index funds.  Exchange-traded index funds seek to track the performance of various securities indices.  Shares of ETFs have many of the same risks as direct investments in common stocks or bonds.  In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls.  The market value of their shares may differ from the net asset value of the particular fund.  As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses.  At the same time, the Fund would continue to pay its own investment management fees and other expenses.  As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Risks of Engaging in Strategic Transactions.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument, potential mispricing or improper valuation of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Strategic Transactions which are used to gain exposure to frontier emerging market countries may be more susceptible to these kinds of risks as a result of certain characteristics of the underlying frontier emerging market, such as illiquid or infrequent trading and volatility of market prices.  In addition, it may not always be possible to enter into derivatives contracts in, or in respect of, certain frontier emerging market countries if, in the country in question,

Strategic Transactions are deemed to be illegal gaming contracts, or netting is not a recognized legal concept, or appropriate OTC derivative documentation is not available.

The Fund’s investments in interest rate and total return swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate and total return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate or total return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

P-notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market.  Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.  In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.  The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument.  However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument.  P-notes are generally traded OTC.  P-notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty.  The Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.  P-notes involve transaction costs.

A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The underlying instrument may be a single security, stock basket or index.  A CFD can be set up to take either a short or long position on the underlying instrument.  The buyer and seller are both required to post margin, which is adjusted daily.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit.  A CFD is usually terminated at the buyer’s initiative.  As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD.  There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument.  A further risk is that adverse movements in the underlying security will require the buyer to post additional margin.  CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract.  If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.  CFDs may be considered illiquid.  To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund’s financial risk.  The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period.  Warrants are usually freely transferable.  The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more factors.  These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices.  Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes.  In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  When investing in structured notes, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured notes) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally.

The Fund’s use of forward contracts, options and futures transactions entails certain special risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position.  In addition, futures and options markets could be illiquid in some circumstances, and certain OTC options could have no markets.  As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses.  To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position.  There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon.  In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.  Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used.  Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the requirements of the Code relating to qualification as a regulated investment company.  Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.  The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Small- and Medium-Capitalization Companies.  Companies in frontier emerging markets generally do not have large market capitalizations.  The Fund’s investments in small- and medium-capitalization companies carry more risk than investments in larger companies.  While some of the Fund’s holdings in these companies may be listed on a local securities exchange, such securities are more likely to be traded in the over-the-counter market.  The low market liquidity of these securities may have an adverse impact on the Fund’s ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s securities.  Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Sovereign Debt Securities Risk.  Investments in frontier emerging market countries’ government debt securities involve special risks.  Certain frontier emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  The issuer or governmental authority that controls the repayment of a frontier emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.  Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.  Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations.  If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Investments in frontier emerging market countries’ government debt securities involve currency risk.  Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the frontier emerging market countries in which the Fund invests.  Governments that issue sovereign debt obligations may engage in certain techniques to control the value of their local currencies.  Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt obligations are denominated.  Frontier emerging market countries may also issue a new currency to replace an existing currency or may devaluate their currencies.  The liquidity and market values of the Fund’s investments in debt obligations of issuers located in frontier emerging market countries may be impacted by the actions of the governments of the frontier emerging market countries in which the Fund invests.

The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments.  Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Corporate Debt Obligations Risk.  Prices of corporate debt obligations fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.  The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place.  There is a risk that the issuers of the corporate debt obligations in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Debt Securities Risk.  All debt securities are subject to two types of risk:  credit risk and interest rate risk.  Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.  Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.  When the general level of interest rates goes up, the prices of most debt securities go down.  When the general level of interest rates goes down, the prices of most debt securities go up.  (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Loan Participations and Assignments Risk.  The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions.  The Fund’s investments in loans in most instances will be in the form of participations in loans or assignments of all or a portion of loans from third parties.  In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.  The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

The Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party.  Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk.  Yankee dollar obligations, eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk.  To a limited extent, they may also be subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders.  Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Repurchase Agreements Risk.  Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future.  The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation.  In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.  While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser.  In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.  In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral.  However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  With regard to reverse repurchase agreements, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

Lower Rated and Unrated Securities Risk.  The Fund may invest in securities that are generally considered to have a credit quality rated below investment grade by a nationally recognized statistical rating organization such as Moody’s and S&P.  Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.  The Fund may invest in defaulted securities.  Some of the debt securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P.  These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Debt instruments rated below investment grade and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk.  Securities rated below investment grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.  During periods of economic downturn or rising interest rates, issuers of instruments rated below investment grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of securities rated below investment grade and unrated securities especially in a market characterized by a low volume of trading.

Tax Risk.  The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under the Code.  If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).  The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain.  In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be from certain types of qualifying income.  Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in stocks, securities or such currencies.  However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a regulated investment company for all years to which the regulations are applicable.  If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently, at a maximum U.S. federal tax rate of 35%) and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.

Investment Risk.  You may lose money by investing in the Fund, including the possibility that you may lose all of your investment.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.  Investors should not consider the Fund a complete investment program.

Net Asset Value Discount.  Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a “discount.”  Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value.  Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund creating an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering.  Therefore, there is an added risk to investors who may sell their shares shortly after the offering.  Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.  See “Description of Shares.”

Non-Diversification.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities.  However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.  See “Tax Matters.”

Inflation Risk.  Inflation risk refers to fluctuations in the value of currency.  Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns.  To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares.  Most frontier emerging market countries are high growth economies which are particularly prone to, and have in fact experienced substantial, and in some periods extremely high and volatile, rates of inflation.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain frontier emerging market countries.  In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

Illiquid Investments.  Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions or if the Fund repurchases common shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to any Strategic Transactions entered into by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations in connection with a Strategic Transaction due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in connection with the Strategic Transaction in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Risks of Lending Portfolio Securities.  There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Adviser Risk.  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Portfolio Turnover Risk.  The Fund may engage in active and frequent trading of its portfolio securities.  The Fund’s annual portfolio turnover rate may be greater than 100%.  There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held by the Fund.  A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the stockholders.

Certain Affiliations.  Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered affiliated persons of the Fund or the Adviser.  Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions.  This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Anti-Takeover Provisions.  The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund.  These provisions could deprive the Fund’s common stockholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value.  The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares).  Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.  The Fund may not:

1.             Invest 25% or more of its total assets in an industry or group of industries; provided, however, that the Fund will invest 25% or more of its total assets in the securities of issuers in the banking industry.

2.             Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from investing in futures, options, forward contracts, swaps, CMOs, structured notes, other derivative instruments or any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.             Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.             Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.             Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

6.             Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.             Purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

As a matter of operating policy, which may be changed by the Fund’s Board of Directors without stockholder vote, the Fund may not:

1.             Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act, as amended from time to time or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

2.             Make short sales of securities, except short sales against the box.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund.  The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund’s general investment policies and programs are properly carried out.  The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Directors and Officers of the Fund

The Directors are divided into three classes.  Directors serve for a three-year term and until their successors have been duly elected and qualify.  See “Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.”

The Board of the Fund currently consists of 10 Directors.  These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the “Institutional Funds”) and certain of the funds advised by Morgan Stanley Investment Advisors Inc. (the “Retail Funds”).  Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley.  These are the “non-interested” or “Independent” Directors.  The other Director (the “Interested Director”) is affiliated with the Adviser.

Independent Directors

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2007) and other directorships, if any, held by the Directors, are shown below.  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class III Director	Since 2008

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since 2008

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class I Director	Since 2008	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	None.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Class III Director	Since 2008	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Class I Director	Since 2008	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001 – July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since 2008

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Class I Director	Since 2008	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	182	None.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director	Since 2008	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 – December 2005).	180	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Class I Director	Since 2008	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*                 Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2007) and the other directorships, if any, held by the Interested Director, are shown below.

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Class III Director	Since 2008	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (69) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since 2008

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since 2008

Managing Director and (since February 2006) Chief Investment Officer–Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since 2008

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc. Formerly, Managing Director and General Counsel–Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since 2008

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since 2008

Managing Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc.

James Garrett (39) 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Since 2008	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since 2008

Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*                 Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund:  Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2007, is shown below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2007)
Independent:
Frank L. Bowman(1)	none	over $100,000
Michael Bozic	none	over $100,000
Kathleen A. Dennis	none	over $100,000
Manuel H. Johnson	none	over $100,000
Joseph J. Kearns(1)	none	over $100,000
Michael F. Klein	none	over $100,000
Michael E. Nugent	none	over $100,000

W. Allen Reed	none	over $100,000
Fergus Reid(1)	none	over $100,000
Interested:
James F. Higgins	none	over $100,000

(1)

Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Directors and the Committees.  Law and regulation establish both general guidelines and specific duties for the Independent Directors.  The Institutional Funds seek as Independent Directors or Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition.  To accept a position on the Institutional Funds’ Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time.  The Board has four Committees:  (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee.  Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Insurance, Valuation and Compliance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Audit Committee meeting minutes to the full Board of Directors.  The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed.  None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the Investment Company Act, of the Fund (with such disinterested Directors being “Independent Directors” or individually, “Independent Director”).  Each Independent Director is also “independent” from the Fund under the listing standards of the New York Stock Exchange.  The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee.  The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the

Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees.  The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director.  The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee.  While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors.  Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund.  Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange.  While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board.  Nominations from stockholders should be in writing and sent to the Independent Directors as described below under the caption “—Stockholder Communications.”

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board.  The Insurance, Valuation and Compliance Committee currently consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins.  Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors.  The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic.  The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund.  The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund.  The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Administration Agreements.  The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid.  The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson.  Each Sub-Committee focuses on the Fund’s primary areas of investment, namely equities, fixed income and alternatives.  The Sub-Committees and their members are as follows:

(1)                                  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)                                  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)                                  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

Advantages of Having the Same Individuals as Independent Directors for the Retail Funds and Institutional Funds

The Independent Directors and the Fund’s management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds.  They believe that having the same individuals serve as Independent Directors of all the Retail Funds and

Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers.  This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue.  Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Director and Officer Indemnification and Limitation of Liability

The Fund’s Charter provides that to the fullest extent permitted by Maryland statutory or decisional law and subject to the requirements of the Investment Company Act, no Director or officer of the Fund is personally liable to the Fund or its stockholders for money damages.  The Fund’s Charter also provides for indemnification of Directors and officers of the Fund to the fullest extent permitted by law (including the Investment Company Act).  See discussion below.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors.  Stockholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director previously noted.  Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000.  Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000.  The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios.  Michael E. Nugent receives a total annual retainer fee of $400,000  for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to the Boards.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.  Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

The Fund has a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year.  Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan.  At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years.  The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year.  The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows the estimated aggregate compensation to be paid by the Fund to each of the Fund’s Directors, as well as the aggregate compensation payable to each of the Fund’s Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2007.  In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

Compensation(1)

	Estimated Aggregate Compensation from the Fund(2)			Total Compensation from Fund Complex Paid to Director (3)
Name of Independent Director:
Frank L. Bowman(2)	$	[•	]	$197,500
Michael Bozic	$	[•	]	$215,000
Kathleen A. Dennis	$	[•	]	$200,000
Manuel H. Johnson	$	[•	]	$245,000
Joseph J. Kearns(2)	$	[•	]	$268,125
Michael F. Klein	$	[•	]	$200,000
Michael E. Nugent	$	[•	]	$370,000
W. Allen Reed	$	[•	]	$200,000
Fergus Reid	$	[•	]	$223,125
Name of Interested Director:
James F. Higgins(4)	$	[•	]	$140,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or as Chairperson of a Committee or Sub-Committee.
(2)	The amounts shown in this column represent the estimated aggregate compensation before deferral with respect to the Fund’s current fiscal year.
(3)

The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Trustees under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), not including the Fund, had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age.  On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Directors by the Adopting Funds for the calendar year ended December 31, 2007, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement.  Only the Directors listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Name of Independent Director:
Michael Bozic	$17,614	$46,871
Manuel H. Johnson	$18,586	$68,630
Michael E. Nugent	$29,524	$61,377

(1)          Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.

The Board of Directors is divided into three classes, each class having a term of three years.  Each year the term of one class will expire and is elected at the annual meeting of stockholders.  See “Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.”

As of the date of this prospectus, the aggregate number of common shares of the Fund owned by the Fund’s officers and Directors as a group was less than 1% of the Fund’s common shares outstanding.

The Charter and the Bylaws of the Fund provide that the Fund will indemnify, and pay or reimburse reasonable expenses before final disposition of a proceeding to, directors or officers of the Fund to the fullest extent permitted by law (including the Investment Company Act).  Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity, or in the defense of any claim, issue or matter in such a proceeding.  Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  However, under Maryland law, a Maryland corporation generally may not indemnify for an adverse judgment in a suit by or in the right of the corporation.  Also, a Maryland corporation generally may not indemnify for a judgment of liability on the basis that personal benefit was improperly received.  In either of these cases, a Maryland corporation may indemnify for expenses only if a court orders indemnification.  In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer.  First, however, the corporation must receive a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.  The termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of any order of probation prior to judgment, creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for indemnification to be permitted.  The Fund’s Charter further provides that to the fullest extent permitted by Maryland law and subject to the requirements of the Investment Company Act, no director or officer will be liable to the Fund or its stockholders for money damages.  Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Adviser

Morgan Stanley Investment Management Inc. serves as the Fund’s investment adviser.  The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement.  The Adviser is a registered investment adviser under the Advisers Act.  The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities.  As of June 30, 2008, the Adviser, together with its affiliated asset management companies, had approximately $[•] billion of assets under management or supervision.  The Adviser’s principal address is 522 Fifth Avenue, New York, NY 10036.  The Adviser currently acts as investment adviser for [•] investment funds registered under the Investment Company Act.  Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide.  The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai.  It also draws upon the research capabilities of Morgan Stanley & Co. Incorporated and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Investment

Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate.  The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings.

For services under the Investment Advisory Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund’s average weekly net assets.

Under the Investment Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients.  Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not “interested persons” of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund’s Board of Directors or the Fund’s outstanding voting securities.  The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice.  The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the Investment Company Act.

The Investment Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

A discussion regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s annual report to stockholders for the period ending October 31, 2008.

Portfolio Managers

The Fund’s assets are managed within the Emerging Markets Equity team.  Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Ruchir Sharma, a Managing Director of the Adviser, and Tim Drinkall, an Executive Director of the Adviser.  Mr. Sharma has been associated with the Adviser in an investment management capacity since October 1996 and will begin managing the Fund at its inception.  Mr. Drinkall has been associated with the Adviser in an investment management capacity since [•], 2007 and will begin managing the Fund at its inception.  Messrs.  Sharma and Drinkall are co-portfolio managers.  Certain other members of the team collaborate to manage the assets of the Fund, but are not primarily responsible for the day-to-day management of the Fund.  The composition of the team may change from time to time.

Other Accounts Managed by the Portfolio Managers.  As of June 30, 2008, Mr. Sharma managed [•] registered investment companies with a total of approximately $[•] in assets; [•] pooled investment vehicles other than registered investment companies with a total of approximately $[•] in assets; and [•] other accounts with a total of approximately $[•] in assets.  As of June 30, 2008, Mr. Drinkall managed [•] registered investment companies with a total of approximately $[•] in assets; [•] pooled investment vehicles other than registered investment companies and [•] other accounts with a total of approximately $[•] in assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure.  Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below.  The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary Compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.  Discretionary compensation can include:

•                                          Cash Bonus.

•                                          Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•                                          Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates.  The award is subject to vesting and other conditions.  Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•                                          Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount:  (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances.  In order of relative importance, these factors include:

•                                          Investment performance.  A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.  Investment performance is calculated for the one-, three-and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager.  In the case of the Fund, the Fund’s investment performance will be measured against the MSCI Frontier Markets Index.  Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund’s/account’s disclosure materials or guidelines.  The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described above under “—Other Accounts Managed by the Portfolio Managers.” Generally, the greatest weight is placed on the three-and five-year periods.

•                                          Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                                          Contribution to the business objectives of the Adviser.

•                                          The dollar amount of assets managed by the portfolio manager.

•                                          Market compensation survey research by independent third parties.

•                                          Other qualitative factors, such as contributions to client objectives.

•                                          Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers.  [As of June 30, 2008, each of Messrs. Sharma and Drinkall did not own any securities in the Fund.]

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administration Agreement.  Under the Administration Agreement, the administrative fee is 0.08% of the Fund’s average weekly net assets.  The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Under a sub-administration agreement between the Administrator and JPMIS, a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.  An employee of JPMIS is an officer of the Fund.  Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services.  In the OTC market, securities are generally traded on a “net” basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount.  Options and futures transactions will usually be effected through a broker and a commission will be charged.  On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. Incorporated, which is the underwriter, and other affiliated brokers and dealers.  In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.  This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.  Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.  The Fund does not reduce the advisory fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.  In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for the issuer, consistent with applicable rules adopted by the Securities and Exchange Commission or regulatory authorization, if necessary.

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser.  Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.  These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.  The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges.  Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions.  There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions.  The Adviser may place portfolio transactions with that broker who also furnishes research and other services to the Fund or the Adviser.  The services may include, but are not limited to, any one or more of the following:  information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  In certain instances, the Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Adviser.  The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly or at all.  To the extent that the Adviser receives these services from brokers and dealers, it will not have to pay for these services itself.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others.  It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable.  In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.  The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above.  From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

NET ASSET VALUE

The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of common shares outstanding.  In valuing the Fund’s assets, securities listed on a foreign exchange are valued at their closing price.  Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date.  Equity securities listed or traded on the NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price.  Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.  Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange.  In addition, trading in foreign markets may not take place on all Fund business days.  Furthermore, trading may take place in various foreign markets in which the Fund may invest on days that are not Fund business days.  The Fund’s calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets.  When an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors.  Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.  In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  With respect to securities that are primarily listed on foreign exchanges, or trade in the over-the-counter market, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation.  The Fund’s obligation to pay any local taxes are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund’s net asset value.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute, on an annual basis, all or substantially all of its investment company taxable income and net capital gain to its stockholders.  See “Tax Matters—U.S. Federal Income Taxes.” The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

Pursuant to the Dividend Reinvestment Plan (the “Plan”), each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by Computershare (the “Plan Agent”), in Fund shares pursuant to the Plan.  Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare, as paying agent.  Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley Frontier Emerging Markets Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan.  If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund’s common shares or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common shares to be issued by the Fund.  If the market price per common share on the valuation date equals or exceeds net asset value per common share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price.  The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s common shares are then listed, the next preceding trading day.  If the net asset value exceeds the market price of common shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund’s common shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records.  Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions.  The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions are paid by the Fund.  However, each participant’s account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.  A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant.  Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.  See “Tax Matters—U.S. Federal Income Taxes.”

The Fund reserves the right to amend, suspend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 30 days before the record date for the dividend or distribution.  The Plan also may be amended or terminated by the Plan Agent by at least 30 days’ written notice to all stockholders.  All correspondence concerning the Plan should be directed to the Plan Agent for the Fund at Morgan Stanley Frontier Emerging Markets Fund, Inc., Dividend Reinvestment Plan, Computershare Shareholder Services, Inc., P.O. Box 43010, Providence, RI, 09240-3010.

DESCRIPTION OF SHARES

The Fund is a corporation organized under the laws of the state of Maryland pursuant to its Charter, consisting of Articles of Incorporation filed with the State Department of Assessments and Taxation of Maryland on April 30, 2008.  The Fund is authorized to issue 150,000,000 shares of Common Stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share.

Common Shares

Each common share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights.  Each common share has one vote per share on all matters to be voted upon by stockholders, and stockholders may not cumulate their votes in the election of Directors.  Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting.  All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefore; however, the Fund’s Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares.  In the event of liquidation, dissolution or winding up of the Fund, each common share is entitled to receive its proportion of the Fund’s assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled.  See “Certain Provisions of Maryland Law and of the Fund’s Charter and Bylaws.”

The Fund has no present intention of offering any additional common shares, except that additional common shares may be issued under the Plan.  Any additional offerings of common shares will require approval by the Fund’s Board of Directors.  Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing common stockholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol “FFD.” The net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund.  See “Summary of Fund Expenses.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions.  Rather, if a stockholder determines to buy additional common shares or sell shares already held, the stockholder may do so by trading through a broker on the New York Stock Exchange or otherwise.  Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value.  Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future.  See “Principal Risks of the Fund.” The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares.  The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity.  Subject to its investment limitations and to applicable provisions of the Maryland General Corporation Law (“MGCL”), the Fund may borrow to finance the repurchase of common shares.

The Fund currently intends to issue its common shares without certificates, as permitted under Maryland law.

Preferred Shares

The Fund’s Charter provides that the Fund’s Board of Directors may authorize and issue preferred shares from time to time in one or more classes or series, each having such designation, number of shares, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as determined by the Board of Directors, by action of the Board of Directors without the approval of common stockholders.  Common stockholders have no preemptive right to purchase any preferred shares that might be issued.  The Fund does not currently anticipate issuing any preferred shares.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE FUND’S CHARTER AND BYLAWS

The Fund’s Charter and Bylaws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions.  These provisions also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction.  In the opinion of the Fund, however, these provisions offer several possible advantages.  They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the common shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The following paragraphs summarize certain provisions of Maryland law and the Fund’s Charter and Bylaws.  The summary does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to the Fund’s Charter and Bylaws.

Size and Classification of the Board Of Directors

The Fund’s Charter provides that the number of directors of the Fund shall be established by the Fund’s Bylaws, but shall not be less than the minimum number required by the MGCL.  Any vacancy on the Board of Directors will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority vote of the remaining Directors, even if the remaining Directors do not constitute a quorum, except that a vacancy resulting from an increase in the number of Directors will be filled by a majority vote of the entire Board of Directors and except that a vacancy resulting from the removal of a director may be filled by the affirmative vote of a majority of all outstanding shares of stock entitled to vote in the election of directors.  A Director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies.  A Director elected by the stockholders to fill a vacancy which results from the removal of a Director serves for the balance of the term of the removed director.

The Fund’s Bylaws provide for a staggered Board of Directors comprised of three classes as nearly equal in size as possible.  Each class holds office until the third annual meeting for election of Directors following the election of such class.  We believe that classification of the Fund’s Board of Directors will help to assure the continuity and stability of the Fund’s business strategies and policies.  The classified Director provision may make the replacement of incumbent directors more time consuming and difficult.  This could discourage a third party from making a tender offer or otherwise attempting to obtain control of the Fund, even though such an attempt might be beneficial to the Fund and its stockholders.  A change in a majority of the Fund’s Board of Directors will generally require at least two annual meetings of stockholders, instead of one.  Thus, the classified Board provision could increase the likelihood that incumbent Directors will retain their positions.

Removal of Directors

The Fund’s Charter provides that the Fund’s Directors may be removed from office, with or without cause, by the affirmative vote of two-thirds of all outstanding shares of stock entitled to vote in the election of Directors.  This provision, when coupled with the provision in the Bylaws authorizing the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent Directors and filling the vacancies created by such removal with their own nominees, except upon a substantial affirmative vote.

Business Combinations

Under Maryland law, certain “business combinations,” including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder.  An interested stockholder is defined as:

•                                          any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the corporation’s shares; or

•                                          an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

At the conclusion of the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•                                          80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•                                          two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price (as defined under Maryland law) for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.  None of these provisions of the Maryland law will apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute is not applicable to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the business combination statute, provided that the resolution shall not be effective with respect to a business combination with any person who has become an interested stockholder before the time that the resolution is adopted.

The Fund’s Board of Directors has not adopted such a resolution and thus, unless the Fund’s Board of Directors adopts such a resolution in the future, the business combination statute will not be applicable to business combinations of the Fund with any person or entity.  As a result, persons may be able to enter into business combinations with the Fund that may not be in the best interests of its stockholders, without compliance with the super majority vote requirements and other provisions of Maryland law.

Advance Notice of Director Nominations and New Business

The Fund’s Bylaws provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Fund’s Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting; (ii) by or at the direction of the Fund’s Board of Directors; or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the special meeting of stockholders and nominations of persons for election to the Fund’s Board of Directors may be made only (i) pursuant to the Fund’s notice of the meeting; (ii) by or at the direction of the Fund’s Board of Directors; or (iii) provided that the Fund’s

Board of Directors has determined that Directors shall be elected at such meeting, by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws.

The purpose of requiring stockholders to provide the Fund with advance notice of nominations and other business is to afford the Fund’s Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Fund’s Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders.  Although the Fund’s Bylaws do not give the Fund’s Board of Directors any power to disapprove stockholder nominations for the election of Directors or proposals for action, this advance notice procedure may have the effect of precluding a contest for the election of Directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of Directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Fund and its stockholders.

Unsolicited Takeovers

Under Maryland law, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject to certain statutory provisions relating to unsolicited takeovers which, among other things, would automatically vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board of directors, even if the remaining directors do not constitute a quorum.  These statutory provisions relating to unsolicited takeovers also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting as would otherwise be the case and until his successor is elected and qualified.

An election to be subject to any or all of the foregoing statutory provisions may be made in the Fund’s Charter or Bylaws, or by a resolution of the Fund’s Board of Directors without stockholder approval.  Any such statutory provision to which the Fund elects to be subject will apply even if other provisions of Maryland law or the Fund’s Charter or Bylaws provide to the contrary.  Neither the Fund’s Charter nor the Fund’s Bylaws provide that the Fund is subject to any of the foregoing statutory provisions relating to unsolicited takeovers.  However, the Fund’s Board of Directors could adopt a resolution or amend the Bylaws of the Fund, without stockholder approval, to elect to become subject to some or all of these statutory provisions.

Amendment to the Charter and Bylaws; Meetings of Stockholders

The Fund’s Charter may be amended only if declared advisable by the Board of Directors and approved by the stockholders by the affirmative vote of at least a majority of all of the votes entitled to be cast on the matter by the stockholders, except with respect to certain items noted below that have a super-majority stockholder vote requirement.  The Fund’s Bylaws may be amended only by the Board of Directors by a majority vote of the Board of Directors.

The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the Investment Company Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund’s Charter.  However, if such action has been declared advisable, approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law.  The principal purpose of the above provisions is to increase the Fund’s ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders.  These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure.

These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund’s structure accomplished through a transaction covered by the provisions more difficult to achieve.  The foregoing provisions also could impede or prevent transactions in which common stockholders might obtain prices for their shares in excess of the current market prices at which the Fund’s shares were then trading.  Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their common shares in preference to stock of the many mutual funds available.

The Fund will hold annual meetings as required by the rules of the New York Stock Exchange.  Under Maryland law and the Fund’s Bylaws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such special meeting.  Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it.  The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount.  We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share.  The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares.  The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per common share on terms that represent a favorable investment opportunity.  Subject to its investment limitations and to applicable provisions of Maryland law, the Fund may borrow to finance the repurchase of shares.  The payment of interest on borrowings will increase the Fund’s expenses and consequently reduce net income.  In addition, the Fund is required under the Investment Company Act to maintain “asset coverage” of not less than 300% of its “senior securities representing indebtedness” as such terms are defined in the Investment Company Act.

The Fund’s common shares will trade in the open market at a price that is a function of several factors, including their net asset value and yield.  The shares of closed-end investment companies frequently trade at a discount from, but sometimes at a premium over, their net asset values.  See “Principal Risks of the Fund.” There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this prospectus or that the market price of the Fund’s shares will equal or exceed net asset value.  The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares.  While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase common shares will be made at a price based upon the net asset value of the common shares at the close of business on or within 14 days after the last date of the offer.  Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both.  Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.  When a repurchase offer is authorized by the Fund’s Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the common shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code).  The Fund will purchase all common shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below).  Persons tendering common shares may be required to pay a service charge to help defray certain costs of the transfer agent.  Any service charges will not be deducted from the consideration paid for the tendered common shares.  During the period of a repurchase offer, the Fund’s stockholders will be able to determine the Fund’s current net asset value (which will be calculated weekly) by use of a toll-free telephone number.

TAX MATTERS

U.S. Federal Income Taxes

The following is a summary of material U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of common shares of the Fund.  This discussion addresses only U.S. federal income tax consequences to stockholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances.  This discussion also does not address all of the tax consequences that may be relevant to stockholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers and traders in securities; tax exempt or tax-deferred plans, accounts, or entities; U.S. stockholders whose functional currency is other than the U.S. dollar; or stockholders who engage in constructive sale or conversion transactions.  In addition, the discussion does not address state, local or foreign tax, and certain federal excise tax, consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences.  The discussion reflects applicable U.S. tax laws as of the date of this prospectus; U.S. tax law may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively.  Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund including the applicable U.S. federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Code, and this discussion assumes that the Fund will qualify as a regulated investment company.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses.  It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% gross income requirement described above.  Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement.  For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership.  In addition, no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s principal business of investing in stock or securities.  Accordingly, regulations could be issued in the future that could treat some or all of the Fund’s foreign currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.  If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level (currently, at a maximum U.S. federal tax rate of 35% and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund’s current or accumulated earnings and profits.  If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).  The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain.

The Fund generally will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts.  Generally, the Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for this federal excise tax, but can give no assurances that all such liability will be eliminated.  In particular, in its initial year, the Fund may not make sufficient distributions to avoid being subject to this excise tax with respect to all or a portion of the income and gain it earns from the launch of the Fund until the end of October of such year.  However, the Fund does not expect that any excise tax for this period will be material in amount.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to stockholders.  As a result, each stockholder will be required to report such capital gains as long-term capital gains, will be able to claim its share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against its own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of its Fund shares by the difference between its share of such gains and the related credit or refund.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the stockholder has held shares of the Fund.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the stockholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.  The U.S. federal income tax status of all distributions will be reported to stockholders annually.

The Fund may receive “qualified dividend income,” as that term is defined in Section 1(h)(11) of the Code, from its investments and thus certain dividends distributed to individual stockholders attributable to the investment company taxable income of the Fund (if any) may qualify for the current maximum 15% federal tax rate on qualified dividend income, assuming the stockholder meets the holding period requirements for the qualified dividend income rules.  Capital gain dividends distributed by the Fund to individual stockholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains.  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; starting in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends would be taxed as ordinary income.

The Fund’s dividends and distributions will generally not qualify for any dividends received deduction that might otherwise be available for certain dividends received by stockholders that are corporations.

Dividends and distributions declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each such stockholder in December of the year in which the dividend was declared.  Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Each year, the Fund’s stockholders will receive a year-end statement designating the amounts of capital gain dividends, ordinary income dividends and qualified dividend income paid by the Fund during the preceding year.  The tax status of dividends paid by the Fund is not affected by whether such dividends are reinvested or received in cash by stockholders.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund when it makes certain investments, such as when it invests in forward contracts, options, futures transactions, and non-U.S.

corporations classified as “passive foreign investment companies” (“PFICs”) and “controlled foreign corporations” (“CFCs”).  These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss.  The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investments.  For example, the Fund may invest in bonds issued with “original issue discount” for U.S. federal income tax purposes, PFICs or CFCs.  To the extent that the Fund makes such investments, it may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its stockholders.  The Fund may realize a gain or loss from such sales.  In the event the Fund realizes net capital gains from such transactions, its stockholders may receive a larger capital gains distribution, if any, than they would in the absence of such transactions.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the common stockholders.  Generally, a stockholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year.  Present law taxes both long-term and short-term capital gains of corporate stockholders at the rates applicable to ordinary income.  For individual taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

No loss will be allowed on the redemption, sale or exchange of common shares if the stockholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the stockholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange.  If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.  Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.  For purposes of determining a stockholder’s holding period for shares, the holding period is suspended for any periods during which the stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related properly or through certain options or short sales.

The Fund may be required to withhold taxes on certain dividends paid to stockholders who have not provided the Fund with their correct taxpayer identification numbers (which, in the case of individual stockholders, are normally their Social Security numbers), or are otherwise subject to back-up withholding.

Foreign Tax Credits

The Fund may be subject to certain taxes imposed by the frontier emerging market countries in which it invests with respect to dividends, capital gains and interest income.  Under the Code, if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country’s income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders.  The Fund expects to qualify for and intends to make this election.  For any year that the Fund makes such an election, each stockholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the stockholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any.  If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year.  Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund’s election.  However, such stockholders should not be disadvantaged either, because the amount of additional income they are deemed to receive equal to their allocable shares of such foreign countries’ income taxes paid by the Fund generally will not be subject to U.S. federal income tax, except in the case of any such stockholder that has financed its interest in the Fund with acquisition indebtedness.

The amount of foreign taxes that may be credited against a stockholder’s U.S. federal income tax liability generally will be limited, however, to an amount equal to the stockholder’s U.S. federal income tax rate multiplied by its foreign source taxable income.  For this purpose, the Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources.  In addition, this limitation must be applied separately to two categories of foreign source income: passive category income and general category income.  As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund.  A stockholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.  Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder’s portion of the foreign taxes paid to such country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such country.

Foreign Stockholders

A “foreign investor” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust.  Special rules apply to an investor that, for U.S. federal income tax purposes, is a foreign partnership or a partner in such a partnership that generally depend on the status of the partner and the activities of the partnership; such investors should consult with their own tax advisers as to the U.S. federal income tax consequences of the acquisition, ownership and disposition of Fund shares.  Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the stockholder.

If the foreign investor’s income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains will generally be subject to 30% (or lower treaty rate) United States withholding tax.  Foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.  Distributions of net realized long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, such gain is attributable to an office or fixed place of business in the United States or such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States.  However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.  A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above.  Backup withholding is not a separate tax and may be refunded to a foreign stockholder; however, a foreign stockholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. persons and a foreign investor that is a corporation may also be subject to an additional 30% (or lower treaty rate) branch profits tax on its “dividend equivalent amount” attributable to effectively connected income.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section.  Stockholders may be required to provide appropriate documentation to establish their entitlement to claim treaty benefits.  Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a

United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders.  Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

The tax discussion set forth above is a summary included for general information purposes only.  In view of the individual nature of tax consequences, stockholders are advised to consult their own tax advisors with respect to the specific tax consequences to them of participation in the fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effect of changes in federal or other tax laws.

UNDERWRITER

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, Morgan Stanley & Co. Incorporated has agreed to purchase, and the Fund has agreed to sell to Morgan Stanley & Co. Incorporated, the number of common shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. Incorporated
Total.

The underwriter is offering the common shares subject to its acceptance of the common shares from the Fund and subject to prior sale.  The underwriting agreement provides that the obligations of the underwriter to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by its counsel and to certain other conditions.  The underwriter is obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken.  However, the underwriter is not required to take or pay for the common shares covered by the underwriter’s over-allotment option described below.

The underwriter initially proposes to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[•] per common share under the initial offering price.  After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the underwriter.  The underwriting discounts and commissions (sales load) of $0.90 per common share are equal to 4.5% of the initial offering price.  Investors must pay for any common shares purchased on or before [•], 2008.

The Fund has granted to the underwriter an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of [•] common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions.  The underwriter may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus.  If the underwriter’s over-allotment option is exercised in full, the total price to the public would be $[•], the total underwriter’s discounts and commissions (sales load) would be $[•], the estimated offering expenses would be $460,000 and the total proceeds to the Fund would be $[•].

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment			With Over-allotment
Expenses payable by the Fund.	$0.04	$0.04		$400,000			$460,000
Underwriting discounts and commissions (sales load)	$0.90	$0.90	$	[•	]	$	[•	]

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $0.04 per common share sold by the Fund in this offering.  If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess.  The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $400,000 in total, all of which will be borne by the Fund.

The underwriter has informed the Fund that it does not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by it.

In order to meet requirements for the New York Stock Exchange, the underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.  The minimum investment requirement is 100 common shares ($2,000).

The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol “FFD.”

The Fund has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not, during the period ending 180 days after the date of this prospectus:

•                                          offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•                                          enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares.  This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund’s Dividend Reinvestment Plan.

In order to facilitate the offering of the common shares, the underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares.  The underwriter currently expects to sell more common shares than it is obligated to purchase under the underwriting agreement, creating a short position in the common shares for its own account.  A short sale is covered if the short position is no greater than the number of common shares available for purchase by the underwriter under the over-allotment option (exercisable for 45 days from the date of this prospectus).  The underwriter can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market.  In determining the source of common shares to close out a covered short sale, the underwriter will consider, among other things, the open market price of the common shares compared to the price available under the over-allotment option.  The underwriter may also sell common shares in excess of the over-allotment option, creating a naked short position.  The underwriter must close out any naked short position by purchasing common shares in the open market.  A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering.  As an additional means of facilitating the offering, the underwriter may bid for, and purchase, common shares in the open market to stabilize the price of the common shares.  Finally, the underwriter may also reclaim selling concessions allowed to a dealer for distributing the common shares in the offering, if the underwriter repurchases previously distributed common shares in transactions to cover short positions or to stabilize the price of the common shares.  Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares.  The underwriter is not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund.  Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the underwriter.  There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriter or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the underwriter may from time to time act as a broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an underwriter and, subject to certain restrictions, may act as a broker while it is an underwriter.

Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.  In connection with this offering, the underwriter or selected dealers may distribute prospectuses electronically.  The Fund, the Adviser and the underwriter have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, NY 10036.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required.  Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to Be Paid by the Adviser

In connection with this transaction, Morgan Stanley & Co. Incorporated will be paid a marketing and structuring fee by the Adviser (and not the Fund) equal to [•]% of the aggregate price to the public of the common shares sold by Morgan Stanley & Co. Incorporated (including shares over-allotted by Morgan Stanley & Co. Incorporated regardless of whether the underwriter’s over-allotment option is exercised), and which will total $[•].  In contrast to the underwriting discounts and commissions earned under the underwriting agreement, this marketing and structuring fee will be earned by and paid to Morgan Stanley & Co. Incorporated by the Adviser for advice to the Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its common shares.  These services provided by Morgan Stanley & Co. Incorporated to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s common shares.  The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.

CUSTODIAN

JPMorgan Chase Bank, N.A. will serve as custodian for the Fund.  The Custodian will hold cash, securities and other assets of the Fund as required by the Investment Company Act.  Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.  The principal business address of the Custodian is 270 Park Avenue, New York, NY 10017.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund.  The Adviser is subject to a Code of Ethics under Rule 17j-1.  Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions.  Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information about the Securities and Exchange Commission’s Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090.  The Codes of Ethics also may be available on the Edgar Database on the Securities and Exchange Commission’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.  This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Directors believes that the voting of proxies on securities to be held by the Fund is an important element of the overall investment process.  As such, the Directors have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”).

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A.  In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record to be filed with the Securities and Exchange Commission, will be available without charge on our web site at www.morganstanley.com/im.  The Fund’s proxy voting record will also be available without charge on the Securities and Exchange Commission’s web site at www.sec.gov.

LEGAL MATTERS

The validity of the common shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New York, NY.  Certain legal matters will be passed on for the underwriter by Davis Polk & Wardwell, New York, NY. Clifford Chance US LLP will rely, as to certain matters of Maryland law, on the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, MD.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities of the Fund as of [•], 2008 included in this prospectus in reliance on the report of [•], the Fund’s independent registered public accounting firm, is given on the authority of that firm, as experts in accounting and auditing.  The principal address of [•] is [•].

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission.  Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102.  Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090.  Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov.  The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.  Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, NY 10005.

Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C.  This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement.  Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be filed by amendment.]

MORGAN STANLEY FRONTIER EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AS OF [•], 2008

Assets:
Cash	$	[•	]
Deferred offering costs	[•		]
Total assets	$	[•	]
Liabilities:
Payable for deferred offering costs.	$	[•	]
Net Assets applicable to [•] shares of $0.01 par value common shares outstanding	[•		]
Net asset value per common share outstanding, $[•] shares outstanding	$	[•	]
Offering price per common share outstanding, ([•])	$	[•	]

Notes to Statement of Assets and Liabilities

Note 1.  Organization

Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Fund”) was incorporated in Maryland on [•], 2008, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Fund’s investment objective is to seek long-term capital appreciation.  The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock.  The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance to Morgan Stanley Investment Management Inc. (the “Adviser”), of [•] shares of common stock at an aggregate purchase price of $[•] on [•], 2008.

The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational costs, estimated at $10,000.  The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common stock.  The aggregate offering expenses (other than the sales load) currently are estimated to be $400,000.  Offering costs borne by the Fund, currently estimated at $400,000, will result in a reduction of capital of the Fund attributable to common shares at the time of issuance of common shares.

Note 2.  Accounting Policies

Use of Estimates & Indemnifications.  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles.  Such policies are consistently followed by the Fund in the preparation of its financial statements.  U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results may differ from those estimates.

The Fund enters into contracts that contain a variety of indemnifications.  The Fund’s maximum exposure under these arrangements is unknown.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Tax.  The Fund intends to qualify as a regulated investment company and distribute all or substantially all of its taxable income.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Note 3.  Agreements

Investment Advisory and Management Agreements.  Morgan Stanley Investment Management Inc. (the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”).  Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund’s average weekly net assets.

Administration Agreement.  The Adviser also serves as Administrator to the Fund pursuant to an Administration Agreement.  Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets.

Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.  An employee of JPMIS is an officer of the Fund.  Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

Custodian Agreement.  JPMorgan Chase Bank, N.A. (the “Custodian”) and its affiliates serve as Custodian for the Fund.  The Custodian holds cash, securities, and other assets of the Fund as required by the Investment Company Act.  Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports.

•  General updating/corrective amendments to the charter, articles of association or bylaws.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.  Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.  We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.  We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.  Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.  Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.  Proposals to limit directors’ liability and/or broaden indemnification of directors: Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in Capital Structure

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management proposals for higher dividend payouts.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. Takeover Defenses and Shareholder Rights

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration

1.  We generally support the following proposals:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.  We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.  If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.  Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.  Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.  Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Until [•], 2008 (25 days after the commencement of this offering), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus.  This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

Morgan Stanley
Frontier Emerging Markets Fund, Inc.

PART C—OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1) Financial Statements:
Included in Part A:
Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm**
Statement of Assets and Liabilities**
Notes to Financial Statement**

(2) Exhibits:
(a)	Articles of Incorporation*
(b)	Bylaws*
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan**
(f)	Not applicable
(g)	Investment Advisory Agreement**
(h)(1)	Form of Underwriting Agreement**
(2)	Form of Master Agreement Among Underwriters**
(3)	Form of Master Dealer Agreement**
(4)	Form of Marketing and Structuring Fee Agreement**
(i)	Not applicable
(j)	Custody Agreement**
(k)(1)	Transfer Agency Agreement**
(2)	Administration Agreement**
(1) (1)	Opinion and Consent of Clifford Chance US LLP**
(2)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP**
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm**
(o)	Not applicable
(p)	Investment Letter**
(q)	Not applicable
(r)(1)	Code of Ethics of Morgan Stanley Investment Management*
(2)	Code of Ethics of the Morgan Stanley Funds*
(s)	Powers of Attorney*

*                 Filed herewith.

**          To be filed by amendment.

Item 26.  Marketing Arrangements

See Exhibit 2(h)(1) to this Registration Statement to be filed by amendment.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S Securities and Exchange Commission Registration fees	$ *
New York Stock Exchange listing fee	*
Printing and engraving	*
Auditing and accounting fees and expenses	*
Legal fees and expenses	*
Transfer Agent fees and expenses	*
FINRA fee	*
Miscellaneous	*
Total	$ *

*          To be filed by amendment.

Item 28.  Persons Controlled by or Under Common Control

Not applicable.

Item 29.  Number of Holders of Securities (as of May [•], 2008)

Title of Class	Number of Record Holders
Shares of Common Stock, $0.01 par value	0

Item 30.  Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund’s Articles of Incorporation, Article VII of the Fund’s Amended and Restated Bylaws, the Investment Advisory and the Administration Agreement provide for indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant has agreed to indemnify the Underwriter of the Registrant’s common stock to the extent set forth in Exhibit (h)(1) to this Registration Statement.

Item 31.  Business and Other Connections of Investment Adviser

The description of the business of Morgan Stanley Investment Management Inc. is set forth under the caption “Management of the Fund” in the Prospectus forming part of this Registration Statement.

The information as to the directors and officers of Morgan Stanley Investment Management Inc. set forth in Morgan Stanley Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission on December 15, 1981 (File No. 801-15757) and as amended through the date hereof is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

(1)                                  the Registrant, Morgan Stanley Frontier Emerging Markets Fund, Inc., c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036;

(2)                                  J.P. Morgan Chase Bank, N.A., is 101 Barclay Street, New York, New York 10171 (records relating to its function as custodian);

(3)                                  Computershare Trust Company, N.A. and Computershare Trust Company, N.A, 250 Royall Street, Canton, MA 02021 (records relating to their function as transfer agent and dividend disbursing agent); and

(4)                                  Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 (records relating to its function as investment adviser).

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

(1)                                  Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

(a)                                  subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or

(b)                                 the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2)                                  Not applicable.

(3)                                  Not applicable.

(4)                                  Not applicable.

(5)                                  The Registrant undertakes that:

(a)                                  for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)                                 for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)                                  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 12th day of May, 2008.

MORGAN STANLEY FRONTIER EMERGING MARKETS FUND, INC.

By:	/s/ Ronald E. Robison
Ronald E. Robison
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

(1) Principal Executive Officer
President and Principal Executive
/s/ Ronald E. Robison	Officer	May 12, 2008
Ronald E. Robison

(2) Principal Financial Officer
Treasurer and Chief Financial
/s/ James Garrett	Officer	May 12, 2008
James Garrett

(3) Majority of the Directors

INDEPENDENT DIRECTORS
Frank L. Bowman	Michael F. Klein
Michael Bozic	Michael E. Nugent
Kathleen A. Dennis	W. Allen Reed
Manuel H. Johnson	Fergus Reid
Joseph J. Kearns

/s/ Carl Frischling
By: Carl Frischling Attorney-In-Fact for the Independent Directors		May 12, 2008

INTERESTED DIRECTOR
James F. Higgins

/s/ Stefanie V. Chang Yu
By: Stefanie V. Chang Yu Attorney-In-Fact for the Interested Director		May 12, 2008

EXHIBIT INDEX

Exhibit No.	Description
(a)	Articles of Incorporation
(b)	Bylaws
(r)(1)	Code of Ethics of Morgan Stanley Investment Management
(2)	Code of Ethics of the Morgan Stanley Funds
(s)	Powers of Attorney